JOINDER AGREEMENT THIS JOINDER AGREEMENT (this “Agreement”), dated as of December 4, 2024, is entered into between TALL OAK MIDSTREAM OPERATING, LLC, a Delaware limited liability company (“Tall Oak”), TALL OAK WOODFORD, LLC, a Delaware limited liability company (“Woodford”), BCZ LAND HOLDINGS, LLC, a Delaware limited liability company (“BCZ”), and VM ARKOMA STACK, LLC, a Delaware limited liability company (“VM”, and together with Tall Oak, Woodford and BCZ, collectively, the “New Subsidiaries” and each, a “New Subsidiary”), and BANK OF AMERICA, N.A., in its capacity as agent (“Agent”) under that certain Amended and Restated Loan and Security Agreement dated as of July 26, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Summit Midstream Holdings, LLC, a Delaware limited liability company (“Borrower”), Summit Midstream Corporation, a Delaware corporation (“SMC”), Summit Midstream Partners, LP, a Delaware limited partnership (“MLP Entity”), the Subsidiaries party to the Loan Agreement from time to time as Subsidiary Guarantors (collectively, the “Subsidiary Guarantors”), the financial institutions party to the Loan Agreement from time to time as lenders (collectively, “Lenders”) and Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement. WHEREAS, Borrower, SMC, MLP Entity, the Subsidiary Guarantors, Lenders and Agent have entered into the Loan Agreement in order to induce Lenders to make the Loans and the Issuing Banks to issue Letters of Credit to or for the benefit of Borrower; and WHEREAS, each New Subsidiary is a Subsidiary of the Borrower and is required to execute this Agreement pursuant to Section 10.1.9(d) of the Loan Agreement. NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Subsidiary hereby agrees as follows: 1. By its execution of this Agreement, each New Subsidiary shall be deemed to be a party to the Loan Agreement and shall have all of the rights and obligations of a Subsidiary Guarantor under the terms of the Loan Agreement as if it had been an original signatory thereto. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Agreement. Each New Subsidiary hereby agrees that it is jointly and severally liable for, and irrevocably and unconditionally guarantees to Agent and Lenders the prompt payment and performance of, all Obligations, except such New Subsidiary’s Excluded Swap Obligations, in each case to the extent set forth in, and subject to the terms of, Section 5.10 of the Loan Agreement. In furtherance of the foregoing, each New Subsidiary hereby collaterally assigns, pledges and grants to Agent a security interest in all of its right, title and interest in and to its Collateral to the extent set forth under Section 7 of the Loan Agreement. 2. Schedules 7.4, 8.4, 8.5.1, 9.1.4, 9.1.13 and 9.1.23 of the Loan Agreement are hereby supplemented to add the information relating to each New Subsidiary set out on Schedules 7.4, 8.4, 8.5.1, 9.1.4, 9.1.13 and 9.1.23 hereof. Each New Subsidiary hereby confirms that the representations and warranties set forth in the Loan Agreement with respect to it are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) as of the date hereof (or, if any such representation and warranty expressly relates to an earlier date, as of such earlier date) after giving effect to such supplements to the Schedules. For the purposes of this paragraph 2, each New Subsidiary agrees that any phrase qualified by “as of the date of this Agreement” or “as of the Closing Date”, or any similar phrase in its representations and warranties set forth in the Loan Agreement, shall mean as of the date of this Agreement. Exhibit 10.2

3. In furtherance of its obligations under the Loan Agreement, each New Subsidiary authorizes the filing of such financing or security statements (or equivalent in the relevant jurisdiction) naming it as debtor, Agent as secured party and describing its Collateral and such other documentation as Agent may reasonably require to evidence, protect and perfect the Liens created by the Loan Agreement. 4. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. 5. This Agreement shall be deemed to be part of, and a modification to, the Loan Agreement and shall be governed by all the terms and provisions of the Loan Agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each New Subsidiary enforceable against such New Subsidiary in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law). To the extent permitted under applicable law, each New Subsidiary hereby waives notice of Agent’s or any other Secured Party’s acceptance of this Agreement. [Remainder of Page Intentionally Blank; Signature Page to Follow]

Signature Page to Joinder Agreement IN WITNESS WHEREOF, each New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and Agent, for the benefit of the Secured Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written. TALL OAK MIDSTREAM OPERATING, LLC By: /s/ William J. Mault Name: William J. Mault Title: Executive Vice President and Chief Financial Officer TALL OAK WOODFORD, LLC By: /s/ William J. Mault Name: William J. Mault Title: Executive Vice President and Chief Financial Officer BCZ LAND HOLDINGS, LLC By: /s/ William J. Mault Name: William J. Mault Title: Executive Vice President and Chief Financial Officer VM ARKOMA STACK, LLC By: /s/ William J. Mault Name: William J. Mault Title: Executive Vice President and Chief Financial Officer

Acknowledged and accepted: BANK OF AMERICA, N.A., as Agent By: /s/ Tanner Pump Name: Tanner Pump Title: Senior Vice President